Warrants	12 Months Ended
Dec. 31, 2022
Warrants and Rights Note Disclosure [Abstract]
Warrants
Note 10. Warrants
Prior to the Business Combination, SeaStar Medical, Inc. had outstanding warrants to purchase shares of SeaStar Medical, Inc.’s preferred stock which had been issued in conjunction with various debt financings. Upon effectiveness of the Business Combination, 57,942 outstanding warrants were converted into 69,714 warrants to purchase common stock of SeaStar Medical Holding Corporation (“Legacy SeaStar Warrants”) at their previous exercise prices. On December 31, 2022, there were 69,714 Legacy SeaStar Warrants outstanding, which are accounted for as equity.
As part of LMAO’s initial public offering, under the Warrant Agreement dated as of January 25, 2021 and, prior to the effectiveness of the Business Combination, LMAO issued 10,350,000 warrants each of which entitled the holder to purchase one share of common stock at an exercise price of $11.50 per share (“Public Stockholders’ Warrants”). Simultaneously with the closing of the Initial Public Offering, LMAO completed the private sale of 5,738,000 million warrants each of which entitled the holder to purchase one share of common stock at an exercise price of $11.50 per share, to LMAO’s sponsor (“Private Placement Warrants”). Upon the effectiveness of the Business Combination, the outstanding Public Stockholders’ Warrants and Private Placement Warrants automatically converted into warrants of SeaStar Medical Holding Corporation. The Company has reviewed the terms of the warrants to determine whether the warrants should be classified as liabilities or stockholders’ deficit in its consolidated balance sheets. In order for a warrant to be classified in stockholders’ deficit, the warrant must be (a) indexed to the Company’s equity and (b) meet the conditions for equity classification in ASC
815-40,
Derivatives and Hedging-Contracts in an Entity’s own Equity
. If a warrant does not meet the conditions for equity classification, it is carried on the consolidated balance sheets as a warrant liability measured at fair value, with subsequent changes in the fair value of the warrant recorded in the consolidated statements of operations as change in fair value of warrants. The Company determined that the warrants are required to be classified as stockholders’ deficit as of the date of the Business Combination. The Company has the ability to redeem outstanding Public Shareholders’ Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of our common stock equals or exceeds $18.00 per share (as adjusted for stock splits , stock dividends, reorganizations, and the like) for any 20 trading days within a 30 day trading-day
period. The Company does not have the ability to redeem the Private Placement Warrants. The Private Placement Warrants were valued at $6,688 at the date of the Business Combination date. On December 31, 2022, there were 10,350,000 Public Shareholders’ Warrants outstanding and 5,738 Private placement Warrants outstanding.
On October 28, 2022, the Company entered into a Private Investment in Public Equity (“PIPE”) Agreement, pursuant to which the PIPE investors purchased an aggregate of 700,000 shares of common stock at $10.00 per share and received 700,000 PIPE Investor Warrants, which entitled the holder to purchase one share of common stock of SeaStar Medical Holding Corporation at $11.50 per share, for an aggregate purchase price of $7,000. At December 31, 2022, there were 700,000 PIPE Investor Warrants outstanding, which are accounted for as equity.
The Company has the following warrants outstanding on December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
Public Stockholders’ Warrants	10,350,000	—
Private Placement Warrants	5,738,000	—
PIPE Investor Warrants	700,000	—
SeaStar Warrants	69,714	69,714

	16,857,714	69,714